UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2009
HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New York	000-50194	11-3656261

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)
401 Park Avenue South, New York, New York 10016
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES
INDEX TO EXHIBITS

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) On February 19, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of HMS Holdings Corp. (the “Company”) approved restricted stock awards for William C. Lucia (President and Chief Operating Officer) and Walter D. Hosp (Senior Vice President and Chief Financial Officer) (collectively, the “Executives”). The grants of the restricted stock awards were effective on February 19, 2009. The restricted stock awards were granted pursuant to the Company’s 2006 Stock Plan, as amended and restated (the “Plan”), filed with the Securities and Exchange Commission on April 29, 2008 as Annex I to the Company’s Proxy Statement dated April 29, 2008, and the Company’s Restricted Stock Agreements, a form of which is attached to this Report as Exhibit 10.1.
     The number of shares of the Company’s common stock subject to the restricted stock awards granted to each Executive is set forth below. Subject to the Executive’s continued employment with the Company as of each applicable vesting date, 25% of the shares of restricted stock will vest on each of February 19, 2011, February 19, 2012, February 19, 2013 and February 19, 2014. If an Executive ceases to be employed by the Company by reason of the Executive’s death, disability or involuntarily by the Company (i) other than for cause (as defined in Mr. Lucia’s employment agreement with the Company and Mr. Hosp’s Restricted Stock Agreement with the Company) or (ii) other than for cause, within 24 months following a Change in Control (as defined in the Plan), all restricted stock will become fully vested. If an Executive ceases to be employed by the Company for any other reason, all unvested restricted stock will be forfeited effective the date of termination of employment.
     The foregoing description of the restricted stock awards is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.
     The number of shares of the Company’s common stock subject to the restricted stock awards granted to each Executive on February 19, 2009 is as follows:

Total # of Restricted Stock
Name of Executive Officer	Awards
William C. Lucia	31,980
Walter D. Hosp	25,584

Exhibit Number	Exhibit Description

10.1	Form of Restricted Stock Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 29, 2009

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Form of Restricted Stock Agreement